UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	03/31/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
37	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2010, through March 31, 2011.

The past six months proved to be a volatile period for municipal bonds. Fixed-income securities generally encountered heightened volatility when a new round of monetary stimulus suggested that the economy was likely to gain strength, kindling concerns regarding potentially higher interest rates down the road. At the same time, municipal bonds responded negatively to reports of budget stresses affecting most state and local governments, as well as the end of the federally subsidized Build America Bonds program.

We believe that municipal bonds have become more attractively valued in the wake of recent market volatility. Despite negative media coverage of the risks confronting the market, we believe that the vast majority of issuers will continue to service their debt without interruption. In our analysis, fundamental measures of quality — including liquidity and revenue stabilization — support a stable outlook for tax-backed and revenue-backed municipal bonds. Over the longer term, we believe that higher tax rates in many states will provide additional support to municipal bond prices. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus Municipal Income, Inc. achieved a total return of –8.60% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.31 per share, which reflects a annualized distribution rate of 6.91%.2

Municipal bonds encountered heightened volatility during the reporting period amid rising long-term interest rates, intensifying credit concerns and changing supply-and-demand dynamics. The fund increased its dividend per share of common stock in November 2010 (paid in January 2011), mainly due to lower borrowing costs.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Changing Market Forces Derailed Municipal Bonds

The U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy which eased investors’ economic worries. As a result, interest rates climbed at the longer end of the market’s maturity range, and bond prices fell. In addition, the market’s supply-and-demand dynamics changed as it became clearer that the federal Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as states and municipalities rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about budget cuts and other austerity measures.

The market showed signs of stabilization during the first quarter of 2011 when the supply of newly issued municipal bonds declined sharply after the glut of issuance in the previous quarter. In addition, demand for tax-exempt securities recovered when individuals and non-traditional investors, such as hedge funds, regarded municipal bonds as inexpensively valued.

A More Defensive Posture Cushioned Market Turbulence

We had prepared the fund for a challenging market environment by adopting a more defensive investment posture. First, we shifted our focus along the yield curve to the 20-year maturity range, which we believed would be less sensitive than longer-term bonds to rising interest rates. Second, when opportunities to do so presented themselves, we upgraded the fund’s credit quality by replacing BBB-rated credits with bonds rated in the single-A category.These strategies proved effective in cushioning some of the market’s turbulence during the fourth quarter of 2010.

Nonetheless, the fund’s returns were undermined to a degree by some holdings, including municipal bonds backed by the states’ settlement of litigation with U.S. tobacco companies. These securities were subject to a credit-rating downgrade by one of the major rating agencies in November 2010.Weakness in these positions was largely offset by better performance in other areas, particularly high-quality municipal bonds backed by revenues from essential services such as water and sewer facilities.

Weathering a Period of Transition

We were encouraged by signs of market stabilization toward the end of the reporting period, including a rebound in investor demand. Although we expect additional bouts of market volatility over the near term, we remain optimistic over the longer term. We anticipate that when a transition to a more ample supply of tax-exempt securities is complete, demand would seem likely to remain as investors respond to possible higher state taxes and federal tax increases down the road.

April 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

STATEMENT OF INVESTMENTS
March 31, 2011 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—153.3%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—10.7%
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River
Project Electric
System Revenue)	5.00	1/1/38	9,998,763	[a,b]	9,831,363
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR
(Collateralized: FHLMC,
FNMA and GNMA)	5.80	12/1/39	1,240,000		1,253,590
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000		1,031,260
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000		2,102,160
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000		1,607,880
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		990,870
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	2,300,000		2,119,887
California—25.9%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	[c]	5,111,900
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,058,190
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,301,112
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,223,170

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		2,576,725
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	[c]	2,502,125
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,061,900
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	2,500,000		1,864,950
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	7.80	6/1/13	3,000,000	[d]	3,444,720
JPMorgan Chase Putters/Drivers
Trust (Los Angeles
Departments of Airports,
Senior Revenue (Los Angeles
International Airport))	5.25	5/15/18	10,000,000	[a,b]	10,217,500
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000		2,264,850
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000		984,150
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/29	2,210,000		2,253,957
Tobacco Securitization
Authority of Southern
California, Tobacco
Settlement Asset-Backed
Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		2,271,080

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,588,770
Colorado—5.4%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000		1,685,295
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project)	6.13	6/1/38	2,525,000	[c]	2,528,686
Colorado Springs,
HR	6.38	12/15/30	2,890,000	[c]	2,852,979
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000		900,550
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000		1,517,670
Florida—6.9%
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000		4,456,724
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000		2,508,725
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	2,000,000		1,992,020
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,210,350
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000	[c]	948,270
Georgia—2.8%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,182,430

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,750,000		1,722,017
Hawaii—2.8%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.75	7/1/40	2,795,000	[c]	2,538,726
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawaiian Electric
Company, Inc. and
Subsidiary Projects)	6.50	7/1/39	2,400,000		2,390,448
Illinois—1.9%
Illinois,
GO	5.00	3/1/28	1,500,000		1,393,050
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000		1,941,460
Indiana—1.2%
Indianapolis Local Public
Improvement Bond Bank,
Revenue (Indianapolis Airport
Authority Project)
(Insured; AMBAC)	5.00	1/1/36	2,500,000		2,149,425
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000	[c]	1,030,210
Maryland—3.4%
Maryland Economic Development
Corporation, EDR
(Transportation
Facilities Project)	5.75	6/1/35	1,000,000		928,830
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,836,025

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	5.63	6/1/13	2,000,000	[d]	2,210,420
Massachusetts—12.7%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue))	5.00	7/1/38	10,000,000	[a,b]	10,119,600
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000	[c]	1,575,675
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000		1,947,050
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	2,000,000		2,063,420
Massachusetts Housing Finance
Agency, Rental Housing
Mortgage Revenue
(Insured; AMBAC)	5.50	7/1/40	2,230,000		1,849,116
Massachusetts Industrial
Finance Agency, Water
Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000		5,014,031
Michigan—7.1%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000		2,518,416
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000	[c]	1,241,649

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,885,000		3,542,304
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	8.00	9/1/29	2,500,000	[c]	2,792,425
Wayne County Airport
Authority, Airport Revenue
(Detroit Metropolitan
Wayne County Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.00	12/1/34	3,000,000		2,470,710
Minnesota—1.9%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	[c]	3,192,300
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	[c]	80,232
Mississippi—3.3%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000		5,846,160
Missouri—.0%
Missouri Housing Development
Commission, SFMR
(Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	6.30	9/1/25	70,000		71,386
Nevada—2.3%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000		3,966,840
New Hampshire—1.2%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; AMBAC)	6.00	5/1/21	2,135,000		2,140,103

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—4.6%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000		1,961,340
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	2,500,000		2,550,525
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	5,000,000		3,582,900
New Mexico—1.6%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	3,000,000		2,784,030
New York—7.3%
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance
Authority, Future Tax
Secured Revenue)	5.00	5/1/30	7,996,797	[a,b]	8,121,277
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,671,630
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	1,435,000		1,541,951
Port Authority of New York and
New Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000		1,449,240
North Carolina—3.2%
Barclays Capital Municipal Trust
Receipts (North Carolina
Medical Care Commission,
Health Care Facilities
Revenue (Duke University
Health System))	5.00	6/1/42	5,000,000	[a,b,c]	4,728,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	830,000		830,457
Ohio—3.3%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	2,500,000	[c]	2,074,325
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	2,100,000		2,106,321
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000		1,593,000
Pennsylvania—3.3%
Delaware County Industrial
Development Authority, Charter
School Revenue (Chester
Community Charter
School Project)	6.13	8/15/40	2,500,000		2,197,900
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000		1,921,675
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	1,755,000	[c]	1,761,037
Rhode Island—1.1%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		1,903,180
South Carolina—7.1%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000		4,914,400
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000		3,098,070

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina (continued)
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		4,553,063
Tennessee—.6%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	1,150,000	[c]	979,202
Texas—9.2%
Barclays Capital Municipal Trust
Receipts (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	5,000,000	[a,b]	4,981,000
La Vernia Higher Education Finance
Corporation, Education Revenue
(Knowledge is Power Program, Inc.)	6.25	8/15/39	2,250,000		2,202,998
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000		1,272,465
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	4,000,000		4,001,800
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000		3,721,680
Utah—.0%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	10,000		10,045
Vermont—1.0%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000		1,523,415

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Vermont (continued)
Vermont Housing Finance Agency,
SFHR (Insured; Assured
Guaranty Municipal Corp.)	6.40	11/1/30	240,000		244,860
Virginia—1.3%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000	[c]	2,226,440
Washington—4.4%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	2,990,000	[c]	3,183,812
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000	[c]	1,569,465
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,160,000		2,932,986
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		870,900
Wisconsin—2.6%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,780,000	[c]	4,637,938
Wyoming—1.9%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000		1,420,920
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		1,994,260

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—10.2%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000	1,420,200
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000	926,730
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,500,000	1,440,780
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000	1,633,139
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000	4,866,048
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	1,295,925
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	908,950
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	5,438,180
Total Long-Term Municipal Investments
(cost $272,383,889)				270,066,695

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.9%	Rate (%)	Date	Amount ($)		Value ($)
California—1.3%
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.24	4/1/11	2,300,000	[e]	2,300,000
New York—.6%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	4/1/11	900,000	[e]	900,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	4/1/11	100,000	[e]	100,000
Total Short-Term Municipal Investments
(cost $3,300,000)					3,300,000

Total Investments (cost $275,683,889)			155.2%		273,366,695
Liabilities, Less Cash and Receivables			(12.6%)		(22,209,937)
Preferred Stock, at redemption value			(42.6%)		(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%		176,156,758

a Collateral for floating rate borrowings.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2011, these securities had a value of $47,999,140 or 27.2% of net assets applicable to Common Shareholders.
c At March 31, 2011, the fund had $47,555,796 or 27.0% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at March 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	8.5
AA		Aa		AA	21.0
A		A		A	40.1
BBB		Baa		BBB	24.5
CCC		Caa		CCC	.8
F1		MIG1/P1		SP1/A1	.9
Not Rated[f]		Not Rated[f]		Not Rated[f]	4.2
					100.0

†	Based on total investments.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund	19

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	275,683,889	273,366,695
Interest receivable		4,664,306
Prepaid expenses		8,478
		278,039,479
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		167,015
Cash overdraft due to Custodian		977,932
Payable for floating rate notes issued—Note 3		23,995,560
Payable for investment securities purchased		1,568,985
Interest and expense payable related
to floating rate notes issued—Note 3		48,075
Commissions payable		9,608
Dividends payable to Preferred Shareholders		3,634
Accrued expenses		111,912
		26,882,721
Auction Preferred Stock, Series A and B, par value $.001
per share (3,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		75,000,000
Net Assets applicable to Common Shareholders ($)		176,156,758
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,617,476 shares issued and outstanding)		20,618
Paid-in capital		183,849,659
Accumulated undistributed investment income—net		5,023,463
Accumulated net realized gain (loss) on investments		(10,419,788)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,317,194)
Net Assets applicable to Common Shareholders ($)		176,156,758
Shares Outstanding
(110 million shares authorized)		20,617,476
Net Asset Value, per share of Common Stock ($)		8.54

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Interest Income	7,937,872
Expenses:
Management fee—Note 2(a)	901,138
Interest and expense related to floating rate notes issued—Note 3	65,792
Commission fees—Note 1	64,140
Professional fees	52,577
Shareholder servicing costs—Note 2(b)	18,340
Shareholders’ reports	17,978
Custodian fees—Note 2(b)	10,692
Registration fees	10,000
Directors’ fees and expenses—Note 2(c)	3,524
Miscellaneous	18,840
Total Expenses	1,163,021
Investment Income—Net	6,774,851
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(3,300,127)
Net unrealized appreciation (depreciation) on investments	(20,232,773)
Net Realized and Unrealized Gain (Loss) on Investments	(23,532,900)
Dividends to Preferred Shareholders	(155,081)
Net (Decrease) in Net Assets Resulting from Operations	(16,913,130)

See notes to financial statements.

The Fund	21

STATEMENT OF CASH FLOWS
March 31, 2011 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	8,181,436
Operating expenses paid	(1,357,639)
Dividends paid to Preferred Shareholders	(155,611)
Purchases of portfolio securities	(44,067,246)
Net purchases of short-term portfolio securities	(1,600,000)
Proceeds from sales of portfolio securities	45,071,175
		6,072,115
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders		(6,129,923)
Decrease in cash		(57,808)
Cash at beginning of period		(920,124)
Cash at end of period		(977,932)
Reconciliation of Net Decrease in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Applicable to Common
Sharehholders Resulting From Operations		(16,913,130)
Adjustments to reconcile net increase in net assets applicable to
Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Increase in investments in securities, at cost		(21,713,680)
Decrease in receivable for investment securites sold		2,271,191
Decrease in payable for investment securities purchased		(899,765)
Increase in payable for floating rate notes issued		22,995,560
Decrease in interest receivable		140,599
Decrease in accrued operating expenses		(97,799)
Decrease in prepaid expenses		5,718
Increase in Due to The Dreyfus Corporation		1,228
Decrease in dividends payable to Preferred Shareholders		(530)
Decrease in payable for interest and
expense related to floating rate notes payable		(53,015)
Net unrealized depreciation on investments		20,232,773
Net amortization of premiums on investments		102,965
Net Cash Provided by Operating Activities		6,072,115

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	6,774,851	13,400,146
Net realized gain (loss) on investments	(3,300,127)	3,299,589
Net unrealized appreciation
(depreciation) on investments	(20,232,773)	1,248,916
Dividends to Preferred Shareholders	(155,081)	(356,927)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,913,130)	17,591,724
Dividends to Common Shareholders from ($):
Investment income—net	(6,284,671)	(11,471,272)
Capital Stock Transactions ($):
Dividends reinvested	154,748	50,652
Total Increase (Decrease) in Net Assets	(23,043,053)	6,171,104
Net Assets ($):
Beginning of Period	199,199,811	193,028,707
End of Period	176,156,758	199,199,811
Undistributed investment income—net	5,023,463	4,688,364
Capital Share Transactions (Shares):
Increase in Shares Outstanding as
a Result of Dividends Reinvested	17,461	5,271

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
	March 31, 2011		Year Ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	9.67	9.37	8.43	9.34	9.66	9.68
Investment Operations:
Investment income—net [a]	.33	.65	.66	.70	.69	.65
Net realized and unrealized
gain (loss) on investments	(1.14)	.23	.83	(.95)	(.34)	.00[b]
Dividends to Preferred
Shareholders from
investment income—net	(.01)	(.02)	(.06)	(.17)	(.18)	(.15)
Total from
Investment Operations	(.82)	.86	1.43	(.42)	.17	.50
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.31)	(.56)	(.49)	(.49)	(.49)	(.52)
Net asset value, end of period	8.54	9.67	9.37	8.43	9.34	9.66
Market value, end of period	8.83	9.95	8.62	7.03	8.67	9.17
Total Return (%)[c]	(8.16)[d]	22.72	30.87	(14.04)	(.34)	3.86

Six Months Ended
March 31, 2011				Year Ended September 30,
	(Unaudited)		2010	2009	2008	2007	2006
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [e]	1.27	[f]	1.35	1.41	1.55	1.67	1.61
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock [e]	.07	[f]	.08	—	.19	.35	.28
Ratio of net investment income
to average net assets
applicable to Common Stock [e]	7.42	[f]	7.03	7.98	7.64	7.28	6.83
Ratio of total expenses to
total average net assets	.90	[f]	.92	.89	1.01	1.11	1.06
Ratio of interest and expense
related to floating rate notes
issued to total average net assets	.05	[f]	.05	—	.12	.23	.18
Ratio of net investment income
to total average net assets	5.26	[f]	4.80	5.04	4.98	4.82	4.53
Portfolio Turnover Rate	16.73	[d]	18.26	23.36	50.58	10.30	10.09
Asset coverage of
Preferred Stock, end of period	335		366	293	274	292	300
Net Assets, net of
Preferred Stock,
end of period ($ x 1,000)	176,157		199,200	193,029	173,703	192,439	198,839
Preferred Stock outstanding,
end of period ($ x 1,000)	75,000		75,000	100,000	100,000	100,000	100,000

a	Based on average common shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annulized.
e	Does not reflect the effect of dividends to Preferred Shareholders.
f	Annualized.
See notes to financial statements.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,500 shares of Series A and 1,500 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	273,366,695	—	273,366,695

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”.

The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 30, 2011, the Board of Directors declared a cash dividend of $0.0525 per share from investment income-net, payable on April 29, 2011 to Common Shareholders of record as of the close of business on April 15, 2011.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2011, for each Series of APS were as follows: Series A—0.381% and Series B—0.396%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2011 for each Series of APS were as follows: Series A—0.416% and Series B—0.414%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $7,330,927 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $360,799 of the carryover expires in fiscal 2011, $3,070,417 expires in fiscal 2012, $298,941 expires in fiscal 2016, $1,246,519 expires in fiscal 2017 and $2,354,251 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: tax exempt income $11,799,912 and ordinary income $28,287.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2011, there was no expense reimbursement pursuant to the Agreement.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) The fund compensates BNY Mellon Shareowner Services under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $5,120 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2011, the fund was charged $10,692 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $150,058, custodian fees $10,200, chief compliance officer fees $1,957 and transfer agency per account fees $4,800.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $43,167,481 and $42,799,984, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2011, was approximately $24,664,400, with a related weighted average annualized interest rate of .53%.

At March 31, 2011, accumulated net unrealized depreciation on investments was $2,317,194, consisting of $6,809,883 gross unrealized appreciation and $9,127,077 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	33

NOTES

The Fund	35

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	May 24, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)